Exhibit 99.1

NexMetals Reports 11.05 Metres of 7.31% CuEq in SMD-25-205 located 130 Metres Down-Dip from the Selebi Main Resource within the emerging Selebi Main Flexure Zone

Vancouver, British Columbia, February 26, 2026 – NexMetals Mining Corp. (TSXV: NEXM) (Nasdaq: NEXM) (“NEXM” or the “Company”) reports additional high-grade drill results from its ongoing surface drilling program targeting the emerging Selebi Main Flexure Zone. Recent drilling has intersected significant copper-nickel mineralization beyond the current Selebi Main Mineral Resource Estimate (“MRE”), confirming the presence of a newly interpreted flexure in the mineralized system and demonstrating strong potential for additional high-grade resource expansion adjacent to the existing Selebi Main deposit.

Assay results reported in this news release are for drill holes SMD-25-204 and SMD-25-205. All other drill holes referenced herein intersected visual sulphide mineralization, with assay results currently pending. Drill core photos for all holes referenced in this release are available on the Company’s website at https://nexmetalsmining.com/selebi-core-samples/.

HIGHLIGHTS:

●	Drill hole SMD-25-205 intersected two zones of mineralization 215 metres up dip from SMD-25-201.

○	Main Zone – 11.05 metres of 7.31% CuEq (3.00% Cu and 2.09% Ni) including 5.75 metres of 8.73% CuEq (3.98% Cu and 2.31% Ni)
○	Lower Zone – 1.05 metres of 7.84% CuEq

●	Drill hole SMD-25-203 intersected two zones of mineralization 685 metres beyond the current Selebi Main MRE:

○	Main Zone – 18.30 metre mineralized zone that includes multiple intervals of massive, semi-massive, and disseminated sulphides
○	Lower Zone – two zones of massive sulphides within a 4.55 metre interval

●	Drill hole SMD-26-208 intersected three zones of massive and disseminated sulphides located 230 metres up plunge of SMD-25-205

○	Upper Zone – 2.15 metre interval of massive sulphides
○	Main Zone – 3.05 metre interval of massive and disseminated sulphides
○	Lower Zone – 10.5 metre interval of massive and disseminated sulphides

●	Drill Hole SMD-25-204 intersected multiple, narrow massive sulphide intervals including 0.85 metres of 6.24% CuEq at a distance of 1,000 metres beyond the Selebi North MRE

Interpretation and Resource Expansion Potential

●	All 2025 drill holes reported to date have intersected mineralization significant distances outside the current MRE. SMD-25-203 is located 685 metres northwest of the 2024 Selebi Main MRE.
●	Results confirm the presence of an emerging Flexure Zone where the mineralized system changes orientation, extending both down-dip and down-plunge from the existing Selebi Main resource.

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●	This Flexure Zone encompasses the recently identified 700 metre x 700 metre Super Conductor BHEM plate (see news release dated January 20, 2026), as well as additional strong conductive responses extending beyond SMD-25-203.
●	These results confirm that the Selebi Main mineralized system remains open well beyond current resource boundaries, highlighting strong potential to add significant tonnes in future MRE updates.

SMD-25-201
Assays Released January 20, 2026
SMD-26-208
Assays Pending – Core Images Released Feb 27, 2026
SMD-26-211
In Progress
SMD-26-210
In Progress
SMD-26-209
In Progress
Selebi North Shaft
SMD-25-202
Assays Released January 20, 2026
SMD-25-203
Assays Pending – Core Images Released Feb 27, 2026
SMD-25-207
Assays Pending
Selebi Main Shaft
+1000m
0m
-1000m
Underground Workings
SNUG-25-200
SNUG-25-199
SNUG-25-189
SNUG-25-190
SNUG-25-197
SNUG-25-192
SNUG-25-194
900m
SMD-25-204
0.85m of 6.24% CuEq
SMD-25-205
11.05m of 7.31% CuEq
Drilling
This Release
SMD Drilling 2025
SMD Drilling 2026
SNUG Drilling 2025
Historic Drilling
NI-43-101 Resources (2024 MRE)
Selebi Mine Indicated
Selebi Mine Inferred
Geophysical Models
Modeled Conductive Mineralization
0
500
1000 m
Azimuth 30

Figure 1– Selebi Mine Long Section

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SMD-25-201
SMD-26-211
SMD-26-210
SMD-26-208
SMD-26-209
SMD-25-207
Selebi Main
Shaft
Underground
Workings
Flexure Zone:
700 metre x 700 metre Super Conductor BHEM plate
SMD-25-205
Intersected mineralization 215 metres up-dip of SMD-25-201
215 m
340 m
SMD-25-203 (Assays Pending)
Intersected multiple zones of massive, semi-massive, and disseminated sulphide mineralization approximately 340 metres down-dip of previously reported SMD-25-201 and 685 metres beyond the current Selebi Main MRE
0
500
1000 m
Azimuth 30
Drilling
SMD Drilling 2025
SMD Drilling 2026 (In Progress)
NI-43-101 Resources (2024 MRE)
Selebi Main
Geophysical Models
Modeled Conductive Mineralization

Figure 2 - Selebi Main drill hole locations, and borehole electromagnetic plate geometry highlighting new mineralized horizons

Figure 3 – SMD-25-203 and SMD-26-208 core photos/sulphide intersections

Sean Whiteford, CEO of the Company, commented: “The Selebi camp continues to deliver both scale and grade. The identification of a Flexure Zone at Selebi Main, supported by strong BHEM conductors, provides a clear target for resource expansion. With step out holes over 685m from the current Selebi Main resource and wide intercepts of high-grade massive sulphides (up to 11.05m of 7.31% CuEq), the 2026 resource expansion program is off to a tremendous start.”

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To date, the Company has completed 15,540 metres across seven completed holes, one hole extension, one abandoned hole, and three holes currently in progress as part of the Selebi Main surface drilling program. This drilling continues to target extensions of the Selebi Main mineralized system associated with high-priority BHEM conductors.

Table 1: 2025 Surface Drilling Results

Hole-ID	From (m)	To (m)	Length (m)	Est. True Thickness[1]	Cu (%)	Ni (%)	Co (%)[2]	Zone	CuEq (%)[3]
SMD-25-204	1852.60	1852.95	0.35	unknown	0.63	1.80	0.10	Main Zone	4.34
SMD-25-204	1853.95	1854.30	0.35	unknown	0.46	2.53	0.13	Main Zone	5.67
SMD-25-204	1855.65	1856.50	0.85	unknown	4.29	0.95	0.05	Main Zone	6.24
SMD-25-204	1858.00	1858.35	0.35	unknown	2.47	0.14	0.01	Main Zone	2.76
SMD-25-205	1686.70	1697.75	11.05	10.7	3.00	2.09	0.09	Main Zone	7.31
Incl.	1692.00	1697.75	5.75	5.6	3.98	2.31	0.10	Main Zone	8.73
SMD-25-205	1708.30	1709.35	1.05	1.0	3.16	2.27	0.10	Lower Zone	7.84

1Length refers to drillhole length in metres and not true width. True widths are estimated where density of drilling is sufficient for an estimation. Some true widths cannot be estimated due to insufficient drill density.

2Co is not included in the MRE as cobalt analyses are not consistently available throughout the deposit.

3CuEq was calculated using the formula CuEq=Cu+2.06*Ni assuming long-term prices of US$10.50/lb Ni and US$4.75/lb Cu, and nickel and copper recoveries of 72.0% and 92.4%, respectively, derived from metallurgical studies which consider a conceptual bulk concentrate scenario.

Table 2: 2025-2026 Surface Drill Collar Information

HOLE ID	UTM East	UTM North	Elevation	Dip	True North Azimuth	Hole Length	Comment
SMD-25-203	582550.8	7564012.8	905.8	-78.2	109.9	2,010.4
SMD-25-204	583002.8	7564891.7	893.8	-78.4	114.8	2,146.9
SMD-25-205	582693.6	7563648.3	903.9	-77.7	117.4	1,799.5
SMD-25-206	582643.8	7563224.1	905.2	-81.1	108.2	13.1	Abandoned due to excessive deviation
SMD-25-207	582644.0	7563223.9	905.4	-81.2	108.2	1,737.6
SMD-26-208	582752.1	7563358.1	903.6	-77.0	111.5	1678.2
SMD-26-209	582465.3	7563469.4	908.0	-74.1	101.9	1,880	Planned Depth Drilling in progress
SMD-26-210	582807.4	7563850.3	901.2	-75.1	114.7	1,825	Planned Depth Drilling in progress
SMD-26-211	582519.8	7563779.5	906.5	-75.0	111.3	2,100	Planned Depth Drilling in progress

Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Sharon Taylor, VP Exploration of the Company, MSc, P.Geo, and a “qualified person” for the purposes of National Instrument 43-101 and Subpart 1300 of Regulation S-K.

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Quality Control

The program is being executed using two company-owned underground Zinex U5 drills which were converted into surface A5 drills, and a new Marcotte HTM2500 drill purchased by the Company capable of drilling to depths of 2,550 metres (NQ core) which arrived on site in July 2025.

Drill core samples are either NQ (47.75 mm diameter) or BQ (36.40 mm diameter).  All samples are ½ core samples cut by a diamond saw on site and the remaining half of the core is retained for reference purposes. Samples are generally 1.0 to 1.5 metre intervals or less at the discretion of the site geologists. Sample preparation and lab analysis was completed at ALS Geochemistry in Johannesburg, South Africa. Commercially prepared Blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81). Analyses for Pt, Pd, and Au are by fire assay (30 grams nominal sample weight) with an ICP-AES finish (PGM-ICP23).

Holes are numbered as follows: SMD (Selebi Main Deposit) + year + hole number starting at 201.

BHEM Surveys

The BHEM surveys at Selebi utilize the Crone PEM system operated by local Batswana staff. Survey data is collected using a 3-component fluxgate probe collecting full waveform data. Surveys have been collected using timebases between 50 and 1000ms (0.25 Hz to 5 Hz). The data has been processed to a calculated residual step response to better quantify the conductive sources. This added processing has proven to be invaluable because of the size of the highly conductive mineralized system.

Technical Report

The MRE on the Selebi Mine is supported by the technical report entitled “Technical Report, Selebi Mines, Central District, Republic of Botswana” and dated September 20, 2024 (with an effective date of June 30, 2024) (the “Selebi Technical Report”), and prepared by SLR Consulting (Canada) Ltd. for NEXM. Reference should be made to the full text of the Selebi Technical Report, which was prepared in accordance with NI 43-101 and Subpart 1300 of Regulation S-K and is available on SEDAR+ (www.sedarplus.ca) and EDGAR (www.sec.gov), in each case, under NEXM’s issuer profile.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a TSX.V and NASDAQ listed mineral exploration and development company focused on redeveloping the past-producing Selebi and Selkirk copper-nickel-cobalt-platinum group element mines in Botswana.  NexMetals has confirmed the scale of mineralization is larger than historical estimates, supported by NI 43-101-compliant resource estimates, with ongoing down-hole geophysics, drilling, and metallurgical programs aimed at expanding resources and supporting future economic studies. The Company is led by an experienced management and technical team with a proven track record in global mineral projects, emphasizing disciplined execution, transparent governance, and long-term stakeholder value creation.

For further information about NexMetals Mining Corp., please contact:

Sean Whiteford
CEO
swhiteford@nexmetalsmining.com

1-833-770-4334

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Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to, the potential for additional high-grade resource expansion adjacent to the existing Selebi Main deposit; the potential to add significant tonnes in future MRE updates. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Such assumptions include, without limitation: the Company’s ability to successfully complete its planned exploration and drilling programmes; the geological interpretations of the Selebi Main deposit are accurate and additional mineralization can be identified; the Company will have sufficient funding and resources to carry out its exploration activities; the regulatory environment will remain favourable and all required permits and approvals will be obtained in a timely manner; general economic and market conditions will remain stable; and the Company’s ability to retain qualified personnel. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.ca), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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